Exhibit 99.1

                                                        [CDEX INC. LOGO]
                                              The Technology Development Company

                    EMPLOYMENT AGREEMENT OF STEPHEN MCCOMMON

THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of November 11, 2008 (the "Effective Date"), by and between CDEX, Inc., a Nevada corporation (the "Company"), and Stephen McCommon (the "Employee"). Employee and Company are sometimes referred to as a Party" or collectively as the "Parties". The undersigned covenant and agree as follows:

     1. Employment Agreement. Subject to the terms and conditions set forth in this Agreement, the Company agrees to employ the Employee, and the Employee accepts employment with the Company, in accordance with the terms and provisions of this Agreement.
     2. Term. The term of this Agreement shall begin on the Effective Date and the Agreement shall remain in effect for a term of one year or until terminated pursuant to the termination provisions provided in Section 7, herein. On October 31 of each year, this Agreement shall be extended automatically for additional one year terms unless terminated in writing by either party upon thirty (30) days written notice prior to the end of the term.
     3. Services of the Employee. The Employee shall serve in the position of Chief Financial Officer, and perform tasks as assigned by the Company consistent with the position of Chief Financial Officer. The Employee shall faithfully perform such services (the "Services"). The Employee shall devote best efforts and attention to the performance of the Services. The Employee shall not perform services that are similar in nature to the Services for any other person or entity for compensation, except by written permission of the Company.
     4. Place of Performance. The Employee shall be based initially at such office of the Company as the Company and Employee shall determine, except for reasonable travel on Company business. If the Company requires that the Employee relocated his/her place of performance to a location more than 50 miles from the then-current office, the Company shall pay or reimburse the Employee for the reasonable moving and relocation expenses incurred by the Employee and his/her family to establish a personal residence at the new location. The Employee shall be initially assigned to the Tucson, Arizona office.
     5.   Compensation.
               5.1 Salary. The Company shall pay the Employee an annual salary of $105,000, which salary shall be reviewed annually. The Company shall pay the Employee bi-weekly.
               5.2 Bonus. At the discretion of the Company, the Employee shall be eligible for performance bonuses. Bonuses (including stock bonuses) may be distributed based on Company performance and the Employee's role in that performance.
               5.3 Benefits. The Employee shall be entitled to receive such general employee benefits, including without limitation any plans, programs, or arrangements providing for retirement benefits, options and other equity based incentive compensation, profit sharing, company-wide bonuses, disability benefits, health and life insurance or vacation and paid holidays as the Company shall establish or may make available to its employees from time to time. Nothing contained in this Agreement shall prevent the Company, at any time or from time to time, from effecting modifications in the benefits, including eliminating any or all of such benefits, but only as a general reduction or elimination for all senior executive officers of the Company.

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               5.4  Vacation; Holidays. The Employee shall be entitled to all public holidays as are observed by the Company and vacation days in accordance with the applicable vacation policies of the Company which shall initially be three weeks per year. The Employee shall take vacation days upon reasonable notice to the Chief Executive Officer of the Company at times not inconsistent with the reasonable business needs of the Company.
               5.5 Equity Participation. In order to provide an incentive for Employee to join the Company, the Company agrees to provide to the Employee at the time of employment, 100,000 options to purchase shares of Class A Common Stock (restricted) of CDEX with 1/2 vesting in upon the first year anniversary of employment and 1/2 vesting upon the second year anniversary of employment if the Employee is still providing substantial services to the Company on those dates (subject to Section
                    5.5.1 below). The strike price of the options shall be the closing price of the stock on November 11, 2008. The Employee agrees to comply strictly with all legal requirements regarding the stock options, including those related to distribution and restrictions associated with the stock.
                       5.5.1 Exercise Period for Options. Each option may be exercised for a period of five years after the grant date, unless this Agreement is terminated. If the Agreement is terminated, the Employee will have ninety (90) days to exercise stock options that have been previously granted. Upon the death or Disability of the Optionee, the Employee will have one (1) year to exercise stock options that have been previously granted. Notwithstanding anything to the contrary, herein or in the vesting or exercise provisions of any stock option agreement between the Company and the Employee, after six months of employment and upon (i) termination of the Employee without cause, (ii) a Change of Control (as defined in the Company's 2003 Stock Option Plan) occurs, or (iii) termination by the Employee for "good reason", all unvested stock options granted by the Company to the Employee pursuant to this Agreement, or otherwise, shall immediately vest and become exercisable and all stock options granted by the Company to the Employee pursuant to this Agreement, or otherwise, shall remain exercisable for their full term (regardless of any provision providing for earlier termination upon termination of employment).
                       5.5.2 Compliance. The Employee acknowledges that the issuance and/or registration of the Company's stock must comply with all applicable laws and regulations relating thereto. Accordingly, the Employee agrees that he/she shall accept shares of the Company's stock or options thereto, subject to all applicable laws and regulations, and shall provide and deliver to the Company all information, certifications, and other documentation as may be requested by the Company as part of the Company's compliance with any applicable laws and regulations relating to the issuance and/or registration of any of the Company's stock or stock options.

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     6.   Expenses. The Company shall reimburse the Employee for all reasonable business and travel expenses incurred by the Employee that are authorized by the Company. Reimbursement shall be made in accordance with the policies of the company related to reimbursable expenses.
     7. Termination of Employment. The Employee's services for the Company will continue until terminated in accordance with the provisions of this Section. Employment hereunder may be terminated (i) by either Party upon two weeks prior written notice (the "Notice of Termination"), or (ii) immediately upon the death of the Employee. Both Parties acknowledge that the Employee is an employee at will. The date given in the Notice of Termination as the last day of the Employee's employment shall be deemed the "Date of Termination". This Agreement shall terminate on the Date of Termination except as otherwise provided in Section 13.4. The Company shall pay the Employee the then current salary of the Employee through the date of Termination and all other unpaid amounts, if any, to which the Employee is entitled as of the Date of Termination, such as expenses (Section 6) or any federally mandated benefit or right.
               7.1 Compensation Upon Termination Without Cause or "Good Reason". If the Employee is terminated by the Company without cause or by the Employee for "Good Reason", in addition to the amounts payable under Section 7 above, the Company shall pay to the Employee on the date of termination an amount equal to one month's salary. After the probationary period, if the Employee is terminated without cause while still within his contract term, the Company agrees to compensate the Employee with one month's salary plus the Employee's unvested stock options shall immediately vest and become exercisable.
               7.2 Good Reason. Good Reason shall mean (1) a material breach of any provision of this Agreement by the Company, or (ii) if the Company substantially reduces the Employee's responsibilities or title, and Employee has discussed and put in writing his concerns to the CEO or General Counsel.
               7.3 Cause. For purposes of this Agreement, Cause shall be limited to any of the following:
                       (i) Material breach of any provision of the Agreement or Agreements referenced in Section 9;
                       (ii) The conviction of, or a plea of "No Contest" to, a felony that damages the Company or its reputation;
                       (iii)  The intentional fraud on, or willful
                              misappropriation of, funds or property belonging to or rightfully claimed by the Company;
                       (iv) Except in cases involving mental or physical incapacity or disability, willful misconduct or gross negligence in connection with the performance of duties that adversely impacts the Company; or,
                       (v) The chronic use of alcohol, drugs or other similar substances adversely affecting work performance.
     8.   Ownership of Intellectual Property.
               8.1 The Business. The Parties acknowledge that the Company is engaged in the development, marketing, and sale of certain proprietary technologies, processes and related products in the areas of chemical detection, technical processes, and technical/ business services, and that the Company may also from time to time become or may intend to become engaged in other business endeavors (individually and collectively, the "Business"). The Company shall be deemed to intend to become engaged in a business endeavor if it has devoted or expended any significant resources, either financial or human resources, towards the proposed endeavor, either in planning or implementing the undertaking of such planned endeavor.

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               8.2  The Intellectual Property. In connection with this Agreement and the performance of the Services, the Employee acknowledge that there may exist now or may exist in the future trade secrets, confidential information, technical information, know-how, inventions, patents, discoveries (whether or not patentable), copyrights, trademarks, service marks, techniques, data, systems, methods, processes, improvements, developments, enhancements, and modifications, whether oral or written, or in recorded form, tangible or intangible, and other proprietary rights, which are or may be conceived, developed, designed or otherwise created, modified, or improved by the Employee, in whole or in part, or which the Employee may receive, produce, obtain, or learn about, in whole or in part, in connection with the performance of the Services or relating in any way or manner to, or arising out of the Business and the operations of the Company during the term of this Agreement, or which the Employee may develop or make from or by reason of knowledge gained from employment (collectively, the "Intellectual Property"). The Employee agrees that all rights, title and interest in and to the Intellectual Property shall belong to the Company and shall be considered as "work made for hire". The Employee shall make prompt and complete disclosure from time to time to the Company of all Intellectual Property developed by the Employee, either solely or in conjunction with others.
               8.3 Assignment of Rights to Intellectual Property. The Employee hereby assigns to the Company any and all right, title and interest that the Employee has now or may have in the future in and to the Intellectual Property. The Employee agrees to execute any instruments and to do all things reasonably requested by the Company, both during and after the term of this Agreement, to vest the Company with all ownership rights in the Intellectual Property. If any Intellectual Property can be protected by copyrights, patents, trademarks, or service marks, then such copyright, patent, trademark, or service mark, as may be applicable, shall be owned solely, completely, and exclusively by the Company, and the Employee shall execute such assignments and other documents and provide such assistance as the Company may reasonably request in order to protect the Company's ownership of the Intellectual Property. The Employee hereby appoints the Company as his/her attorney-in-fact to execute any document that the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any other similar governmental or quasi-governmental entity in any state or foreign country shall require in order to establish, protect, and record the Company's ownership of all of the rights, title and interests in and to the Intellectual Property. This appointment of the Company as the attorney-in-fact for the Employee to act hereunder is irrevocable.
               8.4 Survivorship. The terms of Section 9 shall survive the termination of this Agreement and shall continue until the later of (i) five (5) years after the Date of Termination, or (ii) fifty (50) years after the Effective Date.
     9. CDEX Agreements. As an express condition for the Company's agreement to enter into this Agreement, and as a pre-condition to the effectiveness of this Agreement, the Employee agrees, to the fullest extent of the law, to (i) keep confidential and proprietary information and the Intellectual Property of the Company confidential;
          (ii) assign to the Company all of the ownership rights in and to any intellectual property relating to the Company and its business (as defined in clause (iii) below) that is developed, created, or

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          discovered during the term of this Agreement; and (iii) agree not to directly compete with the Company and its business of developing and producing technology for the detection of controlled substances, medications, explosives, and illicit drugs, or solicit the Company's customers or employees during the period of employment with the Company and for a period of one (1) year. A breach by the Employee of this provision shall be deemed a material breach of this Agreement by the Employee. As a condition of employment, Employee agrees to execute a separate Non-Disclosure Agreement and Confidentiality Agreement and a Non-Compete and Non-Solicitation Agreement.
     10. Default. The Employee acknowledges that many of the provisions herein are of a special and unusual character that have and will have a unique value to the Company, the loss of which cannot adequately be compensated in damage in an action at law. Any violation or attempted violation of any provisions of Section 8, Section 9 or any provisions of any of the CDEX Agreements by the Employee shall be deemed to be a material breach of this Agreement. The Employee hereby agrees to indemnify, defend and hold harmless the Company from any and all claims, losses, actions, injuries, damages, fines, penalties, or other liabilities, including but not limited to loss of profits and other economic losses, attorneys' fees and court costs, resulting from or related to a material breach of this Agreement by the Employee.
               10.1 Equitable Relief. The Parties acknowledge that any damages incurred by the Company as a result of any breach of Section 8, Section 9 or the breach of any other material provision of this Agreement will be great and irreparable and difficult to quantify. Without prejudice to the rights and remedies otherwise available, and without the need for posting any bond or surety, the Company shall be entitled to equitable relief, such as for an injunction or specific performance, if the Employee should breach or threaten to breach any of the provisions of this Agreement.
               10.2 Remedies Available. Subject to the requirement for
                    arbitration under Section 11, nothing herein shall be construed as prohibiting the Company from pursuing any remedies, both federal and state, legal or equitable, available to the Company for any breach or threatened breach by the Employee.
               10.3 Recovery of Costs. In the event that nay enforcement action is taken by either Party hereunder, including filing an action in court or in arbitration, the prevailing Party shall be entitled to recover from the losing Party its costs and expenses, including its reasonable attorneys' fees and court costs.
     11. Arbitration. Any failure to perform, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof, shall be determined exclusively by arbitration in accordance with the provisions of this Section and in accordance with the rules of the American Arbitration Association for arbitrating commercial matters. The arbitration shall be held in Tucson, Arizona, or such other location as the parties shall mutually agree. The arbitrators shall base their award on applicable Arizona law and judicial precedent, and shall accompany their award with written findings of fact and conclusions of law. The decision of the arbitrators shall be binding on the parties, except that any party may appeal the arbitrators' decision by filing an action to reconsider the decision of the arbitrators in a court having jurisdiction hereunder. In any such action the arbitrators' findings of fact shall be conclusive and binding on parties and the sole questions to be determined by the court shall be (i) whether or not the arbitrators' decision was contrary to Arizona law and judicial precedent, and (ii) if the court determines that the arbitrators' decision was contrary to Arizona law and judicial precedent, then how the dispute shall be resolved based on the arbitrators' findings of facts and Arizona law and judicial precedent. The decision of the court as to the resolution of the dispute under Arizona law and judicial precedent shall supersede the arbitrators' decision. Judgment upon the award rendered by the arbitrators, as modified by the court, if applicable may be entered in any court having jurisdiction in accordance herewith.

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               11.1 Selection of Arbitrators. One arbitrator shall be selected by the Company and one by the Consultant, and the arbitrators shall mutually select another arbitrator to serve with them so that there shall be an odd number of arbitrators. Alternatively, the parties may agree to accept a single arbitrator to be mutually agreed upon by the parties. Each person serving as an arbitrator hereunder shall be a professional with excellent academic and professional credentials who has had experience as an arbitrator with at least ten years experience in the field of resolving commercial disputes in the Tucson, Arizona area.
               11.2 Discovery. Each party shall, upon the written request of the other party, provide the other with copies of documents relevant to the issues raised thereby. Other discovery may be ordered by the arbitrators to the extent the arbitrators deem additional discovery appropriate, and any dispute regarding discovery, including disputes as to the need therefor or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive.
               11.3 Arbitration Expenses. All expenses and fees of the
                    arbitrator and expenses for hearing facilities, stenographers, including reasonable attorneys' fees and costs of expert witnesses, and other expenses of the arbitrators shall be borne by the non-prevailing Party; provided, however, that the arbitrators may allocate a portion of such expenses to the other Party if the arbitrators believe such a measure is justified by the conduct of the Parties during the arbitration.
               11.4 Confidentiality of Proceedings. The arbitration proceedings conducted pursuant hereto shall be confidential. Neither Party shall disclose any information about the evidence adduced by the other in the arbitration proceeding or about documents provided by the other in connection with the proceeding except in the court of a judicial, regulatory or arbitration proceeding or as may be requested by a governmental authority. Before making any disclosure permitted by the preceding sentence, the Party intending to make such disclosure shall give the other Party reasonable written notice of the intended disclosure and afford the other Party opportunity to protect its interests. The arbitrators, expert witnesses, stenographic reporters and any other third parties shall sign appropriate nondisclosure agreements in the event that any confidential or proprietary information is or may be disclosed in the arbitration proceedings.
               11.5 Equitable Relief. Notwithstanding anything herein to the contrary, any action brought by the Company for injunction relief or specific performance is not subject to the requirements for arbitration hereunder, and may be sought in any court having jurisdiction in accordance herewith without resorting to arbitration.
     12. Indemnification. The Company shall indemnify the Employee to the fullest extent permitted under Nevada State law, as amended from time to time, for all amounts (including without limitation, judgments, fines, settlement payments, expenses and attorney's fees) incurred or paid by the Employee in connection with any action, suit, investigation or proceeding arising out of or relating to the performance by the Employee for services for, or the acting by the Employee as an officer or employee of the Company, or any other person or enterprise at the Company's request, except for actions that are the result of willful misconduct or gross negligence. The Company shall have the Employee names as a covered person under its director and officer liability insurance policies as may be in effect from time to time.

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     13.  Miscellaneous.
          13.1 Notices. All notices, demands, requests or other communications required or permitted to be given or made hereunder shall be in writing and shall be hand-delivered or shall be mailed by first class registered or certified mail return receipt, postage prepaid to the respective addresses of the parties. Notice shall be deemed to have been received either on the day delivered, if hand-delivered, or five (5) days after mailing, if mailed.
          13.2 Representations. The Employee agrees to execute any proper oath or verify a proper document reasonably required to carry out the terms of this Agreement. The Employee represents that this Agreement has been duly executed and delivered by the Employee and constitutes the valid and binding obligations of the Employee; that the execution, delivery, and performance of this Agreement by the Employee will not violate any provision of any contract or other agreement, including but not limited to a non-compete or non-disclosure agreement, to which the Employee is a Party or which purports to be binding upon the Employee; that the Employee has carefully read and reviewed the provisions set forth herein, and having done so he/she agrees that those provisions, including but not limited to the provisions relating to the ownership of the Intellectual Property, the non-disclosure of confidential information, and the non-competition and non-solicitation requirements, are fair and reasonable and are reasonably required for the protection of the legitimate business interests of the Company; and that the Employee has had the opportunity to obtain counsel of his/ her own selection to review this Agreement on his/her behalf.
          13.3 Severability. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect.
          13.4 Survival. It is the express intention and agreement of the parties hereto that the provisions of Section 8, Section 9,
               Section 10, and Section 11 hereof shall survive the termination of this Agreement.
          13.5 Assignment. The rights and obligations of the Consultant under this Agreement shall not be assignable or delegable, except that the rights and obligations of the Company hereunder shall be assignable and delegable in connection with any subsequent merger, consolidation, sale of all or substantially all of the assets of the Company or similar reorganization of a successor corporation.
          13.6 Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties and their respective heirs, devisees, executors, administrators, legal representatives, successors, and assigns.
          13.7 Amendment; Waiver. This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by the parties hereto. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.
          13.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

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          13.9 Governing Law. This agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Arizona (but not including the choice of law rules thereof). Subject to the arbitration provisions herein, any action filed in relation to this Agreement and the performance of the parties hereunder shall be filed in the appropriate state court or the U.S. District Court having jurisdiction over Tucson, Arizona, the parties hereto waiving any other venue to which they may be entitled by virtue of domicile or otherwise. Each of the parties hereto waives a trial by jury in regard to any claims or disputes relating to this Agreement.
          13.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties respecting the engagement of the Consultant, there being no representations, warranties or commitments except as set forth therein.
         13.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf effective as of the day and year first hereinabove written.

         Employee

         By: /s/ Stephen McCommon            By: /s/ Malcolm Philips
             --------------------                -------------------
         Stephen McCommon                    Malcolm Philips
                                             President & Chief Executive Officer
                                             For:     CDEX Inc.





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